Supplement to the
Fidelity Advisor® Semiconductors Fund
Class A, Class M, Class C, Class I, and Class Z
September 29, 2025
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Aidan Brandt (Co-Portfolio Manager) has managed the fund since 2026.
Sonu Kalra (Co-Portfolio Manager) has managed the fund since 2026.
AFEL-SUSTK-0826-107 1.9881456.107	August 27, 2026